UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 17, 2007
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     On May 17, 2007, TRM Corporation (the “Company”) received a NASDAQ Staff Determination notice that, due to the Company’s delayed filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007 (the “Form 10-Q”), the Company was no longer in compliance with Marketplace Rule 4310(c)(14). As was previously disclosed, the Company had previously not been in compliance with NASDAQ Marketplace Rule 4310(c)(14) because it did not file an Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “Form 10-K”) in a timely manner. However, the Company filed the Form 10-K on May 23, 2007. The late Form 10-Q serves as additional grounds for possible delisting of Company’s common stock from The NASDAQ Global Market. The Company has a hearing before a NASDAQ Listing Qualifications Panel scheduled for May 24, 2007 to appeal its possible delisting. There can be no assurance that the Panel will grant the Company’s request for continued listing.
     As previously disclosed the Company was delayed in filing the Form 10-K because of the complexity of determining the appropriate accounting for the substantial modifications made to the Company’s loan agreements in November 2006 and issues related to the preparation of the 2006 results of the four business segments accounting for over 45% of its total assets, which the Company sold in January 2007. The Company is also in the process of engaging a new independent registered public accounting firm (which it expects to conclude in the near future), since its present independent registered public accounting firm declined to be reappointed after completion of services related to the audit of the Company’s financial statements as of and for the year ended December 31, 2006 and preparation of the Form 10-K. Once a new independent registered public accounting firm is engaged, it will need sufficient time to complete the appropriate procedures and its review of the first quarter 2007 Form 10-Q. The Company expects to engage a new independent registered public accounting firm in the near term and intends to file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007 as soon as practicable after the newly engaged independent registered public accounting firm completes its review.
     On May 23, 2007, the Company issued a related press release announcing its receipt of the NASDAQ Staff Determination notice and its plans to appeal and request a hearing. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1   Press release issued by TRM Corporation on May 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM CORPORATION
	By:	/s/ Daniel E. O’Brien
Date: May 23, 2007		Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by TRM Corporation on May 23, 2007.

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